UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 14, 2011 (November 30, 2010)

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA	19317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 558-9800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 2, 2010, Endo Pharmaceuticals Holdings Inc. (“Endo”) filed a Current Report on Form 8-K to report that Endo Pharmaceuticals Inc., a wholly owned subsidiary of Endo, had completed its acquisition of Generics International (US Parent), Inc (d/b/a Qualitest Pharmaceuticals) (“Qualitest”), a holding company that wholly owns the subsidiary Generics International (US), Inc. whose financial statements are presented in the attached exhibits, from an affiliate of Apax Partners, L.P (“Apax”) on November 30, 2010 (“Acquisition Date”). On the Acquisition Date, Apax accepted for payment approximately $769.4 million for all of the issued and outstanding stock of Qualitest. Endo is filing this amendment to the December 2, 2010 Current Report to include the financial information required by Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

1.	The audited consolidated financial statements of Generics International (US), Inc., including the consolidated balance sheet as of December 31, 2009 and the related consolidated statements of operations, stockholder’s equity and cash flows for the year ended December 31, 2009 and notes thereto, are attached as Exhibit 99.1 and incorporated herein by reference.

2.	The unaudited condensed consolidated financial statements of Generics International (US), Inc., including the consolidated balance sheet as of September 30, 2010, and the related consolidated statements of operations, stockholder’s equity and cash flows for the nine-month periods ended September 30, 2010 and 2009 and the notes thereto, are attached as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed financial information for the year ended December 31, 2009 and the nine-months ended September 30, 2010 is attached as Exhibit 99.3 and is incorporated herein by reference.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of Generics International (US), Inc. and Subsidiaries as of and for the year ended December 31, 2009.

99.2	Unaudited consolidated financial statements of Generics International (US), Inc. and Subsidiaries as of September 30, 2010 and for the nine-month periods ended September 30, 2010 and 2009.

99.3	Unaudited pro forma financial information for the year ended December 31, 2009 and for the nine-months ended September 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:	/s/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: February 14, 2011

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of Generics International (US), Inc. and Subsidiaries as of and for the year ended December 31, 2009.

99.2	Unaudited consolidated financial statements of Generics International (US), Inc. and Subsidiaries as of September 30, 2010 and for the nine-month periods ended September 30, 2010 and 2009.

99.3	Unaudited pro forma financial information for the year ended December 31, 2009 and for the nine-months ended September 30, 2010.